                                                                  EXHIBIT 10.2.2


                                   EXHIBIT B
                                   ---------

                           CLEARCOMMERCE CORPORATION
                           STOCK PURCHASE AGREEMENT
                           ------------------------

     AGREEMENT made as of this ______ day of ____ 19__, by and among C1earCommerce Corporation (f/k/a Outreach Communications Corporation), a Delaware corporation (the "Company") and _______________ (the "Optionee") under the Company's 1997 Stock Option/Stock Issuance Plan.

     All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

     A.   EXERCISE OF OPTION
          ------------------

          1.   Purchase. Optionee hereby purchases ____________ shares of Common
               --------
Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on ____________, 199_ (the "Grant Date") to purchase up to _____ shares of Common Stock under the Plan at the exercise price of $_______ per share (the "Exercise Price").

          2.   Payment. Concurrently with the delivery of this Agreement to the
               -------
Company, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Schedule 1) with respect to the Purchased Shares.
   ----------

          3.   Escrow. The Company shall have the right to hold the Purchased
               ------
Shares in escrow until those shares have vested in accordance with the Vesting Schedule.

          4.   Stockholder Rights. Until such time as the Company exercises the
               ------------------
Repurchase Right or the First Refusal Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

     B.   SECURITIES LAW COMPLIANCE
          -------------------------

          1.   Restricted Securities. The Purchased Shares have not been
               ---------------------
registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

          2.    Restrictions on Disposition of Purchased Shares. Optionee shall
                -----------------------------------------------
make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

          (i) Optionee shall have provided the Company with a written summary of the terms and conditions of the proposed disposition.

          (ii) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

          (iii) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

          The Company shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased
                             --
Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

          3.    Restrictive Legends. The stock certificates for the Purchased
                -------------------
Shares shall be endorsed with the following restrictive legends:

          (i) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a `no action' letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer."

          (ii) "The shares represented by this certificate are unvested and are subject to certain repurchase rights and rights of first refusal granted to the Company and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated ___________, 199__ between the Company and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Company's principal corporate offices."

     C.   TRANSFER RESTRICTIONS
          ---------------------

          1.   Restriction on Transfer. Except for any Permitted Transfer,
               -----------------------
Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise disposed of in contravention of the First Refusal Fight or the Market Stand-Off.

          2.   Transferee Obligations. Each person (other than the Company) to
               ----------------------
whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Right, (ii) the First Refusal Right and (iii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

          3.   Market Stand-Off.
               ----------------

               (a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Company's initial public offering.

               (b)  Owner shall be subject to the Market Stand-Off, provided and
                                                                    ------------
only if the officers and directors of the Company are also subject to similar
-------
restrictions.

               (c) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

               (d) In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

     D.   REPURCHASE RIGHT
          ----------------

          1.   Grant. The Company is hereby granted the right (the "Repurchase
               -----
Right"), exercisable at any time during the ninety (90)-day period following the date Optionee ceases for any reason to remain in Service, to repurchase at the Exercise Price all or any portion of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule (such shares to be hereinafter referred to as the "Unvested Shares").

          2.   Exercise of the Repurchase Right. The Repurchase Right shall be
               --------------------------------
exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the ninety (90)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Company prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Company shall pay to Owner, in cash or cash equivalents (including the cancellation of an purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner.

          3.   Termination of the Repurchase Right. The Repurchase Right shall
               -----------------------------------
terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the following Vesting Schedule:

          (i) Upon Optionee's completion of one (1) year of Service measured from _____________, 199__ (the "Vesting Commencement Date"), Optionee shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, twenty-five percent (25%) of the Purchased Shares.

          (ii) Optionee shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the balance of the Purchased Shares commencing with the first anniversary of the Vesting Commencement Date in a series of successive equal monthly installments upon Optionee's completion of each additional month of Service over the thirty-six (36) month period measured from the first anniversary of the Vesting Commencement Date under subparagraph (i) above.

          All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to (i) the First Refusal Right and (ii) the Market Stand-Off.

          4.   Aggregate Vesting Limitation. If the Option is exercised in more
               ----------------------------
than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the "Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of

Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) have been acquired exclusively under this Agreement.

          5.    Recapitalization. Any new, substituted or additional securities
                ----------------
or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Company's capital structure; provided, however, that the aggregate purchase price shall remain the same.
--------  -------

          6.    Corporate Transaction.
                ---------------------

                (a) Immediately prior to the consummation of any Corporate Transaction, the Repurchase Right shall automatically lapse in its entirety, except to the extent the Repurchase Right is assigned to the successor Company (or parent thereof) in connection with the Corporate Transaction.

                (b) To the extent the Repurchase Right remains in effect following a Corporate Transaction, such right shall apply to the new capital stock or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Company's capital structure; provided, however, that the
                                                  --------
aggregate purchase price shall remain the same. The new securities or other property (including cash payments) issued or distributed with respect to the Purchased Shares in consummation of the Corporate Transaction shall immediately be deposited in escrow with the Company (or the successor entity) and shall not be released from escrow until Optionee vests in such securities or other property in accordance with the same Vesting Schedule in effect for the Purchased Shares.

                (c) The Repurchase Right shall automatically lapse in its entirety, and all the Purchased Shares shall immediately vest in full, upon an Involuntary Termination of Optionee's Service within eighteen (18) months following the effective date of a Corporate Transaction in which the Repurchase Right has been assigned.

     E.   RIGHT OF FIRST REFUSAL
          ----------------------

          1.    Grant. The Company is hereby granted the right of first refusal
                -----
(the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which Optionee has vested in accordance with the Vesting Schedule. For purposes of this Article E.

the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

          2.    Notice of Intended Disposition. In the event any Owner of
                ------------------------------
Purchased Shares in which Optionee has vested desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Company written notice (the "Disposition Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

          3.    Exercise of the First Refusal Right. The Company shall, for a
                -----------------------------------
period of forty five (45) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the forty-five (45)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Company shall effect the repurchase of such shares, including payment of the purchase price, not more than fifteen (15) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Company.

          Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Company cannot agree on such cash value within thirty (30) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Company or, if they cannot agree on an appraiser within forty-five (45) days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Company. The closing shall then be held on the later of (i) the fifteenth business day following delivery of the
       -----
Exercise Notice or (ii) the fifteenth business day after such valuation shall have been made.

          4.    Non-Exercise of the First Refusal Right. In the event the
                ---------------------------------------
Exercise Notice is not given to Owner prior to the expiration of the forty-five
(45)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or
                                     --------  -------
disposition must not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares free and clear of the Repurchase Right and the First Refusal Right, but the acquired shares shall remain subject to the provisions of Article B and Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

          5.    Partial Exercise of the First Refusal Right. In the event the
                -------------------------------------------
Company makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company delivered within fifteen (15) business days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

          (i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph E.4, as if the Company did not exercise the First Refusal Right; or

          (ii) sale to the Company of the portion of the Target Shares which the Company has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph E.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

          Failure of Owner to deliver timely notification to the Company shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

          6.    Recapitalization/Reorganization.
                -------------------------------

                (a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

                (b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

          7.    Lapse. The First Refusal Right shall lapse upon the earliest to
                -----
occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars ($10,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

     F.   SPECIAL TAX ELECTION
          --------------------

          1.    Section 83 (b) Election. Under Code Section 83, the excess of
                ----------------------
the fair market value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Purchased Shares pursuant to the Repurchase Right. Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Purchased Shares on the date of this Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS SCHEDULE 2 HERETO. OPTIONEE UNDERSTANDS THAT
                             ----------
FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME AS THE FORFEITURE RESTRICTIONS LAPSE.

          2.    FILING RESPONSIBILITY. OPTIONEE ACKNOWLEDGES THAT IT IS
                ---------------------
OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TT1MELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

     G.   GENERAL PROVISIONS
          ------------------

          1.    Assignment. The Company may assign the Repurchase Right and/or
                ----------
the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Company.

          2.    No Employment or Service Contract. Nothing in this Agreement or
                ---------------------------------
in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          3.    Notices. Any notice required to be given under this Agreement
                -------
shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

          4.    No Waiver. The failure of the Company in any instance to
                ---------
exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          5.    Cancellation of Shares. If the Company shall make available, at
                ----------------------
the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Company shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

          6.    Optionee Undertaking. Optionee hereby agrees to take whatever
                --------------------
additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

          7.    Governing Law. This Agreement shall be governed by, and
                -------------
construed in accordance with, the laws of the State of Delaware without resort to that State's conflict-of-laws rules.

          8.    Successors and Assigns. The provisions of this Agreement shall
                ----------------------
inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

  IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                 CLEARCOMMERCE CORPORATION (F/K/A
                                 OUTREACH COMMUNICATIONS
                                 CORPORATION), a Delaware corporation

                                 By:___________________________________

                                 Title:________________________________

                                 Address:______________________________

                                 ______________________________________


                                 ______________________________________
                                 OPTIONEE

                                 Address:______________________________

                                 ______________________________________

                                  SCHEDULE 1
                                  ----------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE

          FOR VALUE RECEIVED __________________ hereby sell(s), assign(s) and transfer(s) unto C1earCommerce Corporation (f/k/a Outreach Communications Corporation), a Delaware corporation (the "Company"), ____________ (_________) shares of the Common Stock of the Company standing in his or her name on the books of the Company represented by Certificate No. ________________ herewith and do(es) hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:___________



                                              Signature____________________


Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

                                  SCHEDULE 2
                                  ----------

                          SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg, Section 1.83-2.

(1)  The taxpayer who performed the services is:

     Name:
     Address:
     Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is _________ shares of the common stock of ClearCommerce Corporation (f/k/a Outreach Communications Corporation).

(3)  The property was issued on __________, 199___.

(4) The taxable year in which the election is being made is the calendar year 199___.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of installments over a four
     (4)-year period ending on ____________, 199___.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_______ per share.

(7)  The amount paid for such property is $_________ per share.

(8) A copy of this statement was furnished to C1earCommerce Corporation for whom taxpayer rendered the services underlying the transfer of property.

(9)  This statement is executed on __________________ 199__.

_______________________      ________________________________________
Spouse (if any)              Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Issuance Agreement. This filing should be made by registered or certified mail, return receipt requested Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

                                   APPENDIX
                                   --------

     The following definitions shall be in effect under the Agreement:

     A.  Agreement shall mean this Stock Purchase Agreement.
         ---------

     B.  Board shall mean the Company's Board of Directors.
         -----

     C.  Code shall mean the Internal Revenue Code of 1986, as amended.
         ----

     D.  Common Stock shall mean the Company's common stock.
         ------------

     E.  Corporate Transaction shall mean either of the following stockholder-
         ---------------------
approved transactions to which the Company is a party:

         (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

         (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

     F.  Company shall mean C1earCommerce Corporation (f/k/a Outreach
         -------
Communications Corporation), a Delaware corporation.

     G.  Disposition Notice shall have the meaning assigned to such term in
         ------------------
Paragraph E.2.

     H.  Exercise Notice shall have the meaning assigned to such term in
         ---------------
Paragraph E.3.

     I.  Exercise Price shall have the meaning assigned to such term in
         --------------
Paragraph A.1.

     J.  Fair Market Value of a share of Common Stock on any relevant date
         ------------------
prior to the initial public offering of the Common Stock shall be determined by the Plan Administrator after taking into account such factors as it shall deem appropriate.

     K.  First Refusal Right shall mean the right granted to the Company in
         -------------------
accordance with Article E.

     L.  Grant Date shall have the meaning assigned to such term in Paragraph
         ----------
 A.1.

     M.  Grant Notice shall mean the Notice of Stock Option Grant pursuant to
         ------------
which Optionee has been informed of the basic terms of the Option.

     N.  Involuntary Termination shall mean the termination of Optionee's
         -----------------------
Service that occurs by reason of

         (i) Optionee's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

         (ii) Optionee's voluntary resignation following (A) a change in Optionee's position with the Company which materially reduces Optionee's level of responsibility, (B) a reduction in Optionee's level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Company without Optionee's consent.

     O.  Market Stand-Off shall mean the market stand-off restriction specified
         ----------------
in Paragraph C.3.

     P.  Misconduct shall mean the commission of any act of fraud, embezzlement
         ----------
or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other person in the Service of the Company (or any Parent or Subsidiary).

     Q.  1933 Act shall mean the Securities Act of 1933, as amended.
         --------

     R.  Option shall have the meaning assigned to such term in Paragraph A.1.
         ------

     S.  Option Agreement shall mean all agreements and other documents
         ----------------
evidencing the Option.

     T.  Optionee shall mean the person to whom the Option is granted, under
         --------
the Plan.

     U.  Owner shall mean Optionee and all subsequent holders of the Purchased
         -----
Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

     V.   Parent shall mean any corporation (other than the Company) in an
          ------
unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     W.   Permitted Transfer shall mean (i) a gratuitous transfer of the
          ------------------
Purchased Shares, provided and only if Optionee obtains the Company's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

     X.   Plan shall mean the Company's 1997 Stock Option/Stock Issuance Plan.
          ----

     Y.   Plan Administrator shall mean either the Board or a committee of Board
          ------------------
members, to the extent the committee is at the time responsible for administration of the Plan.

     Z.   Prior Purchase Agreement shall have the meaning assigned to such term
          ------------------------
in Paragraph D.4.

     AA.  Purchased Shares shall have the meaning assigned to such term in
          ----------------
Paragraph A.1.

     BB.  Recapitalization shall mean any stock split, stock dividend,
          ----------------
recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration.

     CC.  Reorganization shall mean any of the following transactions:
          --------------

          (i) a merger or consolidation in which the Company is not the surviving entity,

          (ii) a sale, transfer or other disposition of all or substantially all of the Company's assets,

          (iii) a reverse merger in which the Company is the surviving entity but in which the Company's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

          (iv) any transaction effected primarily to change the state in which the Company is incorporated or to create a holding company structure.

     DD.  Repurchase Right shall mean the right granted to the Company in
          ----------------
accordance with Article D.

     EE.  SEC shall mean the Securities and Exchange Commission.
          ---

     AA.  Service shall mean the Optionee's performance of services to the
          -------
Company (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, or a non-employee member of the board of directors.

     AB.  Stock Issuance Program shall mean the Stock Issuance Program under
          ----------------------
the Plan.

     AC.  Subsidiary shall mean any corporation (other than the Company) in an
          ----------
unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     AD.  Target Shares shall have the meaning assigned to such term in
          -------------
Paragraph E.2.

     AE.  Vesting Schedule shall mean the vesting schedule specified in
          ----------------
Paragraph D.3, subject to the acceleration provisions upon an Involuntary Termination following a Corporate Transaction.

     AF.  Unvested Shares shall have the meaning assigned to such term in
          ---------------
Paragraph D.1.